Exhibit 99.1(a)

Gamzio, Inc.

Financial Statements

As of and for the period from

January 13, 2012 (Inception) through December 31, 2012

(With Independent Registered Public Accounting Firm’s Report Thereon)

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Gamzio, Inc.

We have audited the accompanying balance sheet of Gamzio, Inc. (“the Company”) as of the year ended December 31, 2012, and the related statements of operations, shareholders’ deficit, and cash flows for the period from January 13, 2012 (Inception) to December 31, 2012. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gamzio, Inc. as of December 31, 2012 and the results of its operations and its cash flows for the period from January 13, 2012 (Inception) to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had no revenues and income since inception. These conditions, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2, which includes the raising of additional equity financing. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP
Newport Beach, California
November 8, 2013

Audited Financial Statements

Gamzio, Inc.
Balance Sheet
(A Development Stage Company) as of December 31, 2012

ASSETS
Total Assets	$-

LIABILITIES AND SHAREHOLDERS' DEFICIT
Liabilities
Current Liabilities
Accrued Liabilities	$4,145
Total Current Liabilities	4,145
Long-Term Liabilities
Related Party Loan	185,994
Total Long-Term Liabilities	185,994

Shareholders' Deficit
Common stock, no par value; 100,000 shares authorized, issued and outstanding	-
Additional paid-in capital	6,893
Accumulated Deficit	(197,032)
Total Shareholders' Deficit	(190,139)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-
The accompanying notes are an integral part of these financial statements

Gamzio, Inc.
Statement of Operations
(A Development Stage Company)
For the period from
January 13, 2012 (Inception) to December 31, 2012

Total Income	$-

Expenses
General and administrative expenses	197,032
Total Expenses	197,032

Net Operating Loss	(197,032)
Net Loss	$(197,032)

Basic and Diluted Loss per Common Share	$(1.97)

Basic and Diluted Common Shares	100,000

The accompanying notes are an integral part of these financial statements

Gamzio, Inc.
Statement of Changes in Shareholders' Deficit
(A Development Stage Company)
For the period from
January 13, 2012 (Inception) to December 31, 2012

			Additional Paid-In Capital	Accumulated Deficit	Total Stockholder's Deficit
	Common Stock Shares Amount
Balance at January 13, 2012 (Inception) -	-	$-	-	-	-
Issuance of stock	100,000	-	100	-	100
Capital contributions			6,792	-	6,792
Net loss	-	-	-	(197,032)	(197,032)
Balance, December 31, 2012	100,000	$0	$6,892	$(197,032)	$(190,139)

The accompanying notes are an integral part of these financial statements

Gamzio, Inc.
Statement of Cash Flows
(A Development Stage Company) For the period from January 13, 2012 (Inception) to December 31, 2012

OPERATING ACTIVITIES
Net loss	(197,032)
Adjustments to reconcile Net Income to Net Cash provided by operations:
Accured expenses	4,145
Net cash used by operating activities	(192,887)
FINANCING ACTIVITIES
Proceeds from Related Party Loan	192,787
Capital Contribution	100
Net cash provided by financing activities	$192,887

Net cash increase for period	-
Cash at beginning of period	-
Cash at end of period	$-

The accompanying notes are an integral part of these financial statements

Gamzio, Inc.
(A Development Stage Company)
Notes to the Financial Statements
Notes to the Financial Statements
NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Gamzio, Inc. (the “Company”) began activity on January 13, 2012 and was formally incorporated on July 2, 2012 under the laws of the state of Nevada to innovate social casino games. Our flagship game Slots-O-Luck Adventure for iPad and iPhone will be featured in the Apple iTunes store.

BASIS OF PRESENTATION
The summary of significant accounting policies presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America ("GAAP") in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Development Stage Enterprise

The Company has not earned any revenue from operations since inception. Accordingly, the Company’s activities have been accounted for as those of a "Development Stage Enterprise" as set forth in ASC 915, "Development Stage Entities." Among the disclosures required by ASC 915, are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

CASH
Cash includes cash on hand and on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. The Company did not have cash equivalents as of December 31, 2012.

CONCENTRATION OF RISK
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places will place its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of December 31, 2012.

INCOME TAXES
We account for income taxes under the asset and liability method.  Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Valuation allowances are recorded, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Gamzio, Inc.
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As a result of the implementation of certain provisions of ASC 740, Income Taxes (“ASC 740”), which clarifies the accounting and disclosure for uncertainty in tax positions, as defined, ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes.  We adopted the provisions of ASC 740 as of January 1, 2007, and have analyzed filing positions in each of the federal and state jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions.  We have identified the U.S. federal and California as our "major" tax jurisdictions.  Generally, we remain subject to Internal Revenue Service examination of our 2012 U.S. federal income tax returns, and remain subject to California Franchise Tax Board examination of our 2012 California Franchise Tax Returns.  However, we have certain tax attribute carryforwards which will remain subject to review and adjustment by the relevant tax authorities until the statute of limitations closes with respect to the year in which such attributes are utilized.

As of the year ended, December 31, 2012, the Company recognizes no deferred tax as this is the Company’s first year of operations and net operating losses and carry forwards have not yet been determined as its taxes have not yet been filed.  We believe that our income tax filing positions and deductions will be sustained on audit and do not anticipate any adjustments that will result in a material change to our financial position.  Therefore, no reserves for uncertain income tax positions have been recorded pursuant to ASC 740.  In addition, we did not record a cumulative effect adjustment related to the adoption of ASC 740.  Our policy for recording interest and penalties associated with income-based tax audits is to record such items as a component of income taxes.

Uncertain Tax Provisions

Interest associated with unrecognized tax benefits are classified as income tax and penalties which are classified in selling, general and administrative expense in the statement of operations.

For the year ended December 31, 2012, the Company had no unrecognized tax benefits and related interest and related interest and penalties expenses.  Currently, the Company is not subject to examination by major tax jurisdictions.

LOSS PER COMMON SHARE
Basic loss per common share excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the loss of the entity.  As of December 31, 2012, there are no outstanding dilutive securities.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The Company follows guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Additionally, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

• Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

• Level 3 inputs are unobservable inputs for the asset or liability.

The carrying amounts of financial assets such as cash approximate their fair values because of the short maturity of these instruments.

Gamzio, Inc.
(A Development Stage Company)
Notes to the Financial Statements

NOTE 2 - GOING CONCERN

The Company has not yet generated any revenue since inception to date and has sustained operating losses of $192,887 during the period ended December 31, 2012 and has an accumulated deficit of $192,887 as of December 31, 2012.  The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company’s ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations or from the sale of its equity.  However, the Company currently has no commitments from any third parties for the purchase of its equity. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

NOTE 3 - RECENT ACCOUNTING PRONOUNCEMENTS

The FASB has issued Accounting Standards Update (ASU) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in this ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP.  This ASU is effective prospectively for fiscal years and interim periods within those years, beginning after December 15, 2012.  The company believes this ASU will not have a significant impact on its financial statements.

The FASB has issued Accounting Standards Update (ASU) No. 2012-02, Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This ASU states that an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Codification Subtopic 350-30, Intangibles--Goodwill and Other, General Intangibles Other than Goodwill. This ASU is effective prospectively for periods, beginning after September 15, 2012.  The Company believes this ASU will not have a significant impact on its financial statements.

Gamzio, Inc.
(A Development Stage Company)
Notes to the Financial Statements

NOTE 4 – RELATED PARTY LOAN

Related party loan from Commission.net, Inc.

Commission.net, Inc. is wholly owned by the Company’s CEO Jason Deiboldt. Commission.net, Inc. has loaned to Gamzio, Inc. working capital in the amount of $192,887 since inception through December 31, 2012. The loan is due on December 31, 2017 which is non-recourse and bears no-interest.  The related party loan as a result has been discounted to account for imputed interest at comparable five year treasuries and will recognize an imputed interest rate of 0.73% that has credited toward additional paid in capital.

NOTE 5 – STOCKHOLDERS’ EQUITY

On July 2, 2012, the Company issued 100,000 common shares to a related party for $100 in cash for services rendered.

The Company is authorized to issue 100,000 shares of common stock and no preferred stock. As of December 31, 2012, 100,000 shares of common stock were issued and outstanding.

To account for imputed interest expense generated by a non-interest bearing note, additional paid in capital was credited $6,885 to be amortized over five years.  On December 31, 2017, the debt will mature and will be payable in full.